UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report: October 15, 2007

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CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In July 2007, Carpenter Technology Corporation (“we”, “us” or “our”) announced the departure of Dennis Oates, Senior Vice President, Specialty Alloys Operations, effective July 25, 2007. On October 15, 2007, we reached an agreement with Mr. Oates regarding his severance package, pursuant to which agreement Mr. Oates will receive a single lump sum severance payment in the amount of $465,000, less any applicable taxes. In addition, Mr. Oates will continue to receive medical benefits for two years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION
By /s/ Oliver C. Mitchell, Jr. Oliver C. Mitchell, Jr. Senior Vice President, General Counsel and Secretary

Date: October 19, 2007